1 4Q22 FINANCIAL SUPPLEMENTAL PACKAGE ………………………………. Harbor Point in Baltimore, MD

2 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated February 14, 2023, which has been furnished as Exhibit 99.1 to our Form 8-K furnished on February 14, 2023. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s Mezzanine program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize any forward-looking statement. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS

3 BOARD OF DIRECTORS Daniel A. Hoffler, Executive Chairman of the Board Louis S. Haddad, Vice Chairman of the Board Eva S. Hardy, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director James C. Cherry, Independent Director Dennis H. Gartman, Independent Director A. Russell Kirk, Director John W. Snow, Independent Director CORPORATE OFFICERS Louis S. Haddad, President and Chief Executive Officer Matthew T. Barnes-Smith, Chief Financial Officer Shawn J. Tibbetts, Chief Operating Officer Eric E. Apperson, President of Construction and Development Shelly R. Hampton, President of Asset Management Jefferies Jonathan Petersen (212) 284-1705 jpetersen@jefferies.com Bank of America Merrill Lynch Camille Bonnel (416) 369-2140 camille.bonnel@bofa.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com ANALYST COVERAGE Armada Hoffler (NYSE: AHH) is a vertically integrated, self-managed real estate investment trust with over four decades of experience developing, building, acquiring, and managing high-quality office, retail, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third- party clients, in addition to developing and building properties to be placed in their stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information visit ArmadaHoffler.com. CORPORATE PROFILE Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Stifel Stephen Manaker (212) 271-3716 manakers@stifel.com

4 HIGHLIGHTS • Net income attributable to common stockholders and OP Unit holders of $11.5 million, or $0.13 per diluted share, for the quarter ended December 31, 2022 compared to $0.4 million, or less than $0.01 per diluted share, for the quarter ended December 31, 2021. • Net income attributable to common stockholders and OP Unit holders of $82.5 million, or $0.93 per diluted share, for the yearended December 31, 2022 compared to $13.9 million, or $0.17 per diluted share, for the year ended December 31, 2021. See “Non-GAAP Financial Measures.” • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $29.4 million, or $0.33 per diluted share, for the quarter ended December 31, 2022 compared to $19.9 million, or $0.24 per diluted share, for the quarter ended December 31, 2021. FFO of $106.6 million, or $1.21 per diluted share, for the year ended December 31, 2022 compared to $85.4 million, or $1.05 per diluted share, for the year ended December 31, 2021, representing a 15% year-over-year increase. See “Non-GAAP Financial Measures.” • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $30.6 million,or $0.35 per diluted share, for the quarter ended December 31, 2022 compared to $22.0 million, or $0.27 per diluted share, for the quarter ended December 31, 2021. Normalized FFO of $107.2 million, or $1.22 per diluted share, for the year ended December 31, 2022 compared to Normalized FFO of $87.6 million, or $1.08 per diluted share, for the year ended December 31, 2021, representing a 13% year-over-year increase. • Introduced 2023 full-year Normalized FFO guidance of $1.23 to $1.27 per diluted share, with the mid-point representing a moderate increase over 2022 actual results. • Awarded an investment grade credit rating of BBB with a stable trend from DBRS Morningstar. • Maintained 97% portfolio occupancy as of December 31, 2022. Office, retail, and multifamily occupancy remained at 97%, 98%, and 96%, respectively. • Positive renewal spreads during the fourth quarter across all segments: • Lease rates on fourth quarter office lease renewals increased 6.1% on a GAAP basis and 1.9% on a cash basis. • Lease rates on fourth quarter retail lease renewals increased 10.3% on a GAAP basis and 5.4% on a cash basis. • Same Store Net Operating Income ("NOI") increased 5.2% on a GAAP basis and 5.9% on a cash basis compared to the quarter ended December 31, 2021. • Same Store NOI increased 5.6% on a GAAP basis and 6.7% on a cash basis compared to the year ended December 31, 2021. • Executed a new 46,000 square foot lease with Morgan Stanley at Thames Street Wharf that expands the tenant's space to over 240,000 square feet extending the term to 2035. • Delivered Chronicle Mill, a 238-unit market rate apartment project in the Charlotte suburb of Belmont, NC. As of December 31, 2022, Chronicle Mill was already 93% leased. • Reinvested $26.5 million of disposition proceeds to acquire Pembroke Square, a 100% leased grocery-anchored retail property located adjacent to the Town Center of Virginia Beach, at a 7.7% cap rate on in-place net operating income. • Closed on a new $100 million unsecured term loan, with an option to expand to $200 million, subject to certain conditions, that matures in January 2027 and bears interest at term SOFR plus margin, with an effective fixed rate of 4.80% after considering the effect of interest rate swaps. The proceeds were used to repay mortgage debt secured by Wills Wharf and certain retail assets at the Town Center of Virginia Beach. • Entered into an additional interest rate swap agreement covering $100 million of indebtedness on the senior unsecured term loan facility, resulting in an effective fixed interest rate of 4.73%.

5 2023 OUTLOOK & ASSUMPTIONS OUTLOOK(1) LOW HIGH PORTFOLIO NOI $157.4M $158.4M CONSTRUCTION SEGMENT PROFIT $11.8M $12.8M G&A EXPENSES $16.7M $17.3M INTEREST INCOME $12.8M $13.4M INTEREST EXPENSE(2) $45.4M $46.1M NORMALIZED FFO PER DILUTED SHARE $1.23 $1.27 GUIDANCE ASSUMPTIONS (1) See appendix for definitions. Ranges exclude certain items as per definition. (2) Includes the interest expense on finance leases. • Chronicle Mill stabilizes 1Q23 • Acquisition of $100 - $200M assets • Existing development pipeline fully funded through the unsecured revolving credit facility • Delivery of Southern Post 4Q23

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended			
OPERATIONAL METRICS	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Net Income Attributable to Common Stockholders and OP Unitholders	$11,517	$33,899	$27,752	$9,289
Net Income per Diluted Share Attributable to Common Stockholders and OP Unitholders	$0.13	$0.38	$0.31	$0.11
Normalized FFO Attributable to Common Stockholders and OP Unitholders	30,633	25,789	26,203	24,533
Normalized FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	$0.35	$0.29	$0.30	$0.28
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	5.3x	4.9x	5.5x	5.6x
Fixed charge coverage ratio	2.6x	2.4x	2.5x	2.6x
CAPITALIZATION				
Common Shares Outstanding	67,730	67,730	67,730	67,695
Operating Partnership Units Outstanding	20,611	20,611	20,621	20,622
Common Shares and Operating Partnership Units Outstanding	88,341	88,341	88,351	88,317
Market Price per Common Share[(1)]	$11.49	$10.38	$12.84	$14.60
Common Equity Capitalization	1,015,038	916,979	1,134,427	1,289,428
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	1,186,123	1,088,064	1,305,512	1,460,513
Total Debt[(2)]	1,073,132	1,042,955	1,165,108	1,179,296
Total Capitalization	$2,259,255	$2,131,019	$2,470,620	$2,639,809
STABILIZED PORTFOLIO OCCUPANCY[(3)]				
Retail	97.9%	98.0%	97.1%	96.7%
Office	96.7%	96.8%	97.9%	97.3%
Multifamily	96.1%	96.4%	97.2%	97.3%
Weighted Average[(4)]	97.0%	97.1%	97.3%	97.1%
STABILIZED PORTFOLIO				
Commercial				
Retail Portfolio				
Net Operating Income	$16,474	$15,597	$15,940	$15,691
Number of Properties	38	37	37	37
Net Rentable Square Feet	3,916,001	3,791,820	3,798,868	4,067,360
Office Portfolio				
Net Operating Income	$12,888	$11,757	$11,679	$11,379
Number of Properties	9	9	8	8
Net Rentable Square Feet	2,111,923	2,120,341	1,792,350	1,792,054
Multifamily				
Multifamily Portfolio				
Net Operating Income	$8,327	$8,188	$9,083	$9,492
Number of Properties	10	10	10	12
Units	2,254	2,254	2,447	2,447
Beds	-	-	-	615

(1) As of close of market on 12/30/2022.
(2) Excludes GAAP adjustments.
(3) See appendix for definitions.
(4) Total occupancy weighted by annualized base rent.

6

SUMMARY INCOME STATEMENT

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended		Year Ended	
	12/31/2022	12/31/2021	12/31/2022	12/31/2021
	(Unaudited)			
Revenues				
Rental Revenues	$55,692	$49,461	$219,294	$192,140
General Contracting Revenues	95,912	20,463	234,859	91,936
Total Revenues	151,604	69,924	454,153	284,076
Expenses				
Rental Expenses	12,641	11,653	50,742	46,494
Real Estate Taxes	5,362	5,538	22,057	21,852
General Contracting Expenses	93,667	19,750	227,158	88,100
Depreciation and Amortization	18,109	16,616	72,974	68,853
Amortization of Right-of-Use Assets - Finance Leases	277	277	1,110	1,022
General & Administrative Expenses	3,512	3,653	15,691	14,610
Acquisition, Development & Pursuit Costs	-	1	37	112
Impairment Charges	83	18,256	416	21,378
Total Expenses	133,651	75,744	390,185	262,421
Gain on Real Estate Dispositions	42	15,436	53,466	19,040
Operating Income	17,995	9,616	117,434	40,695
Interest Income	6,568	3,829	16,978	18,457
Interest Expense	(10,933)	(8,685)	(39,680)	(33,905)
Loss on Extinguishment of Debt	(475)	(3,690)	(3,374)	(3,810)
Change in Fair Value of Derivatives and Other	1,186	1,344	8,698	2,182
Unrealized Credit Loss Release (Provision)	232	508	(626)	792
Other Income (Expense), Net	(37)	101	378	302
Income Before Taxes	14,536	3,023	99,808	24,713
Income Tax Benefit	5	220	145	742
Net Income	$14,541	$3,243	$99,953	$25,455
Net (Income) Loss Attributable to Noncontrolling Interest in Investment Entities	(137)	5	(5,948)	5
Preferred Stock Dividends	(2,887)	(2,887)	(11,548)	(11,548)
Net Income Attributable to AHH and OP Unitholders	$11,517	$361	$82,457	$13,912
Net Income per Diluted Share and Unit Attributable to AHH and OP Unitholders	$0.13	$0.00	$0.93	$0.17
Weighted Average Shares & OP Units - Diluted	88,341	82,280	88,192	81,445

7

8 SUMMARY BALANCE SHEET $ IN THOUSANDS 12/31/2022 12/31/2021 Assets (Unaudited) Real Estate Investments: Income Producing Property $1,884,214 $1,658,609 Held for Development 6,294 6,294 Construction in Progress 53,067 72,535 Accumulated Depreciation (329,963) (285,814) Net Real Estate Investments 1,613,612 1,451,624 Real Estate Investments Held for Sale - 80,751 Cash and Cash Equivalents 48,139 35,247 Restricted Cash 3,726 5,196 Accounts Receivable, Net 39,186 29,576 Notes Receivable 136,039 126,429 Construction Receivables, Including Retentions 70,822 17,865 Costs in Excess of Earnings 342 243 Equity Method Investments 71,983 12,685 Operating Lease Right-of-Use Assets 23,350 23,493 Finance Lease Right-of-Use Assets 45,878 46,989 Acquired Intangibles 103,870 62,038 Other Assets 85,363 45,927 Total Assets $2,242,310 $1,938,063 Liabilities and Equity Indebtedness, Net $1,068,261 $917,556 Liabilities Related to Assets Held for Sale - 41,364 Accounts Payable and Accrued Liabilities 26,839 29,589 Construction Payables 93,472 31,166 Billings in Excess of Construction Contract Costs and Est. Earnings 17,515 4,881 Operating Lease Liabilities 31,677 31,648 Finance Lease Liabilities 46,477 46,160 Other Liabilities 54,055 55,876 Total Liabilities 1,338,296 1,158,240 Total Equity 904,014 779,823 Total Liabilities and Equity $2,242,310 $1,938,063 As Of

FFO, NORMALIZED FFO & AFFO(1)

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended (Unaudited)				Year Ended (Unaudited)	
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2022	12/31/2021
Funds From Operations						
Net Income Attributable to AHH and OP Unitholders	$11,517	$33,899	$27,752	$9,289	$82,457	$13,912
Net Income per Diluted Share	$0.13	$0.38	$0.31	$0.11	$0.93	$0.17
Depreciation and Amortization[(2)]	17,887	17,290	18,509	18,285	71,971	68,853
Loss (Gain) on Dispositions of Operating Real Estate[(3)]	11	(28,502)	(19,493)	-	(47,984)	(18,793)
Impairment of Real Estate Assets	-	-	201	-	201	21,378
FFO	$29,415	$22,687	$26,969	27,574	$106,645	$85,350
FFO per Diluted Share	$0.33	$0.26	$0.31	$0.31	$1.21	$1.05
Normalized FFO						
Acquisition, Development & Other Pursuit Costs	-	-	26	11	37	112
Loss on Extinguishment of Debt	475	2,123	618	158	3,374	3,810
Non-Cash GAAP Adjustments	128	236	657	930	1,951	230
Change in Fair Value of Derivatives and Other	(1,186)	(782)	(2,548)	(4,182)	(8,698)	(2,182)
Amortization of Interest Rate Cap Premium on Designated Cash Flow Hedges	1,801	1,525	481	42	3,849	235
Normalized FFO	$30,633	$25,789	$26,203	$24,533	$107,158	$87,555
Normalized FFO per Diluted Share	$0.35	$0.29	$0.30	$0.28	$1.22	$1.08
Adjusted FFO						
Non-Cash Stock Compensation	562	614	506	1,609	3,291	2,230
Acquisition, Development & Other Pursuit Costs	-	-	(26)	(11)	(37)	(112)
Tenant Improvements, Leasing Commissions, Lease Incentives[(4)]	(1,875)	(639)	(1,242)	(2,873)	(6,629)	(5,850)
Property-Related Capital Expenditures	(3,441)	(2,417)	(2,296)	(3,735)	(11,889)	(9,880)
Adjustment for Mezz Loan Modification and Exit Fees	(209)	(209)	(209)	(493)	(1,120)	(1,972)
Non-Cash Interest Expense[(5)]	1,312	1,336	1,395	1,509	5,552	4,894
Cash Ground Rent Payment - Finance Lease	(653)	(635)	(635)	(635)	(2,558)	(2,287)
GAAP Adjustments	(1,718)	(1,762)	(1,622)	(1,490)	(6,592)	(4,304)
AFFO	$24,611	$22,077	$22,074	$18,414	$87,176	$70,274
AFFO per Diluted Share	$0.28	$0.25	$0.25	$0.21	$0.99	$0.86
Weighted Average Common Shares Outstanding	67,730	67,730	67,710	67,128	67,576	60,647
Weighted Average Operating Partnership Units Outstanding	20,611	20,611	20,621	20,621	20,616	20,798
Total Weighted Average Common Shares and OP Units Outstanding	88,341	88,341	88,331	87,749	88,192	81,445

(1) *See definitions in appendix.*
(2) *Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.*
(3) *Excludes gain/loss attributable to noncontrolling interests in consolidated investments and the disposition of non-operating parcels.*
(4) *Excludes development, redevelopment, and first-generation space.*
(5) *Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.*

9

NET ASSET VALUE COMPONENT DATA

$ AND SHARES/UNITS IN THOUSANDS

ARMADA HOFFLER

Stabilized Portfolio NOI (Cash)

	Three months ended 12/31/2022			
	Office[3]	Retail	Multifamily	Total
Stable Portfolio				
Portfolio NOI[1][2]	$12,336	$15,848	$8,282	$36,466
Non-Stabilized Properties NOI	-	-	(290)	(290)
Signed Leases Not Yet Occupied or in Free Rent Period	1,112	345	-	1,457
Stable Portfolio NOI	$13,448	$16,193	$7,992	$37,633
Intra-Quarter Transactions				
Net Acquisitions	-	197	-	197
Net Dispositions	-	-	-	-
Annualized	$53,792	$65,558	$31,968	$151,318

Non-Stabilized Portfolio

	As of 12/31/2022
Projects Under Development	$101,000
Properties in Lease Up	-
Development Opportunities	17,000
Unconsolidated JV Development	72,900
Total Non-Stabilized Portfolio	$190,900

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$7,701

Non-Property Assets[4]

	As of 12/31/2022
Cash and Restricted Cash	$51,865
Accounts Receivable	39,186
Notes Receivable and Other Notes Receivable[5]	29,933
Preferred Equity / Mezzanine Investments[5]	106,697
Construction Receivables, Including Retentions[5]	71,005
Acquired Lease Intangible Assets, Net	103,870
Other Assets / Costs in Excess of Earnings	85,705
Total Non-Property Assets	$488,261

Liabilities[4]

	As of 12/31/2022
Mortgages and Notes Payable[5]	$1,073,132
Accounts Payable and Accrued Liabilities	26,839
Construction Payables, Including Retentions	93,472
Other Liabilities[5]	70,333
Total Liabilities	$1,263,776

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 12/31/2022
Total Common Shares Outstanding	67,730
Total OP Units Outstanding	20,611
Total Common Shares & OP Units Outstanding	88,341

(1) Excludes expenses associated with the Company's in-house asset management division of $0.7M for the 3 months ended 12/31/2022.
(2) Includes 100% of joint ventures.
(3) Includes leases for spaces occupied by the Company which are eliminated for GAAP purposes.
(4) Excludes lease right of use assets and lease liabilities.
(5) Excludes GAAP adjustments.

10

STABILIZED PORTFOLIO SUMMARY

AS OF DECEMBER 31, 2022
SEE APPENDIX FOR FULL LIST OF PROPERTIES

ARMADA HOFFLER

COMMERCIAL PORTFOLIO

Retail Properties	# of Properties	Net Rentable SF	Average Age	Occupied SF	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF
Town Center of Virginia Beach	10	618,498	15	608,065	98.3%	$13,700,016	$22.53
Grocery Anchored	15	1,400,564	12	1,371,351	97.9%	22,606,777	16.49
Regional Centers	13	1,896,939	17	1,852,985	97.7%	34,618,990	18.68
Stabilized Retail Total	38	3,916,001	15	3,832,401	97.9%	$70,925,783	$18.51

Office Properties	# of Properties	Net Rentable SF	Average Age	Occupied SF	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF
Town Center of Virginia Beach	4	788,529	20	780,238	98.9%	$22,866,539	$29.31
Harbor Point - Baltimore Waterfront	3	1,073,734	7	1,029,418	95.9%	31,894,074	30.98
Other	2	249,660	3	233,501	93.5%	6,380,220	27.32
Stabilized Office Total	9	2,111,923	12	2,043,157	96.7%	$61,140,833	$29.92

MULTIFAMILY PORTFOLIO

Multifamily Properties	# of Properties	Units	Average Age	Occupied Units	Occupancy[(1)]	AQR [(1)]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach	3	759	9	725	95.6%	$17,003,040	$1,953
Harbor Point - Baltimore Waterfront	2	392	5	368	93.8%	11,307,996	2,563
Other	5	1,103	7	1,073	97.3%	21,814,872	1,694
Stabilized Multifamily Total	10	2,254	7	2,166	96.1%	$50,125,908	$1,928

(1) *See appendix for definitions and portfolio detail.*

11

SAME STORE NOI BY SEGMENT

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX)

ARMADA HOFFLER

	Three Months Ended				Year Ended			
	12/31/2022	12/31/2021	$ Change	% Change	12/31/2022	12/31/2021	$ Change	% Change
Office								
Revenue	$10,845	$10,213	$632	6.2%	$41,705	$40,965	$740	1.8%
Rental Expenses[1]	2,708	2,362	346	14.6%	9,901	9,295	606	6.5%
Real Estate Taxes	1,399	1,315	84	6.4%	5,425	5,218	207	4.0%
Net Operating Income	$6,738	$6,536	$202	3.1%	$26,379	$26,452	($73)	-0.3%
GAAP Adjustments	(68)	(124)	56		(370)	(838)	468	
Net Operating Income, Cash	$6,670	$6,412	$258	4.0%	$26,009	$25,614	$395	1.5%
Retail								
Revenue	$21,733	$20,602	$1,131	5.5%	$73,436	$69,256	$4,180	6.0%
Rental Expenses[1]	3,204	3,088	116	3.8%	10,800	10,041	759	7.6%
Real Estate Taxes	2,140	2,101	39	1.9%	7,600	7,595	5	0.1%
Net Operating Income	$16,389	$15,413	$976	6.3%	$55,036	$51,620	$3,416	6.6%
GAAP Adjustments	(862)	(918)	56		(1,632)	(1,994)	362	
Net Operating Income, Cash	$15,527	$14,495	$1,032	7.1%	$53,404	$49,626	$3,778	7.6%
Multifamily								
Revenue	$11,197	$10,609	$588	5.5%	$44,098	$41,008	$3,090	7.5%
Rental Expenses[1]	3,206	3,009	197	6.5%	12,790	12,418	372	3.0%
Real Estate Taxes	1,028	942	86	9.1%	4,068	3,808	260	6.8%
Net Operating Income	$6,963	$6,658	$305	4.6%	$27,240	$24,782	$2,458	9.9%
GAAP Adjustments	(212)	(228)	16		(850)	(825)	(25)	
Net Operating Income, Cash	$6,751	$6,430	$321	5.0%	$26,390	$23,957	$2,433	10.2%
Same Store NOI	$30,090	$28,607	$1,483	5.2%	$108,655	$102,854	$5,801	5.6%
GAAP Adjustments	(1,142)	(1,270)	128		(2,852)	(3,657)	805	
Same Store Portfolio NOI, Cash Basis	$28,948	$27,337	$1,611	5.9%	$105,803	$99,197	$6,606	6.7%

(1) *Excludes expenses associated with the Company's in-house asset management division of $0.7M for each of the 3 months ended 12/31/2022 & 12/31/2021, and $2.8M & $2.7M for the years ended 12/31/2022 & 12/31/2021, respectively.*

12

13 DEBT TO ADJUSTED EBITDA $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, mezzanine, construction, and other ancillary activities outside of our stabilized portfolio. (2) Total notes payable less GAAP adjustments, cash, restricted cash, and other notes payable. 6.9 x 5.9 x 5.3 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x Net Debt + Preferred/ Total Adjusted EBITDA Plus Ancillary Debt/ Total Adjusted EBITDA?¹? Stabilized Portfolio Debt/ Stabilized Portfolio Adjusted EBITDA Three Months Ended 12/31/2022 Stabilized Portfolio Adjusted EBITDA $37,414 Stabilized Portfolio Debt $791,605 Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA 5.3x Total Adjusted EBITDA(1) $43,372 Net Debt(2) $1,021,267 Net Debt Plus Ancillary Debt/Total Adjusted EBITDA 5.9x Net Debt + Preferred $1,192,352 Net Debt + Preferred /Total Adjusted EBITDA 6.9x

DEBT MANAGEMENT

$ IN THOUSANDS

ARMADA HOFFLER

Total Debt Composition[1]

	% of Debt	Weighted Average Interest Rate	Weighted Average Maturity
Variable vs. Fixed-rate Debt			
Variable-Rate Debt[2]	40.2%	3.5%	3.7 Yrs
Fixed-Rate Debt[3][4]	59.8%	3.7%	5.3 Yrs
Secured vs. Unsecured Debt			
Unsecured Debt	43.0%	3.1%	2.7 Yrs
Secured Debt	57.0%	4.0%	6.1 Yrs
Portfolio Weighted Average		3.6% [5]	4.7 Yrs

Interest Rate Cap Agreements

Effective Date	Maturity Date	Strike Rate	Notional Amount
February 2021	February 2023	LIBOR 0.50%	$100,000
March 2021	April 2023	LIBOR 2.50%	14,479
November 2020	November 2023	SOFR 1.84%	84,375
July 2022	January 2024	SOFR 1.00%-3.00%[6]	85,100
January 2022	February 2024	BSBY + 4.00%	175,000
April 2022	February 2024	BSBY 1.00%-3.00%[6]	175,000
July 2022	March 2024	SOFR 1.00%-3.00%[6]	200,000
May 2022	September 2024	SOFR 1.00%-3.00%[6]	16,700
Total Interest Rate Caps			$850,654
Fixed-Rate Debt[3][4]			$641,752
Fixed-Rate and Hedged Debt			$1,492,406
Total Debt[4]			$1,073,132
% Fixed or Hedged			100%

(1) *Includes impact of non-designated interest rate caps.*
(2) *Excludes debt subject to interest rate swap locks.*
(3) *Includes debt subject to interest rate swap locks.*
(4) *Excludes GAAP adjustments.*
(5) *Represents the weighted average interest rate of the portfolio, inclusive of interest rate caps and swaps.*
(6) *Represents a hedging corridor.*

14

OUTSTANDING DEBT

$ IN THOUSANDS

ARMADA HOFFLER

Debt	Stated Rate	Effective Rate of as 12/31/2022[1]	Maturity Date	2023	2024	2025	2026	2027	Thereafter	Outstanding as of 12/31/2022
				Debt Maturities & Principal Payments						
Secured Notes Payable - Stabilized Debt										
Red Mill Central	4.80%	4.80%	Jun-2024	$175	$1,838					$2,013
Premier Apartments	L+1.55%	5.94%	Oct-2024	234	16,035					16,269
Premier Retail	L+1.55%	5.94%	Oct-2024	115	7,898					8,013
Red Mill South	3.57%	3.57%	May-2025	338	351	4,502				5,191
Market at Mill Creek	L+1.55%	5.94%	Jul-2025	647	647	11,200				12,494
Gainesville Apartments	SOFR+1.50%	5.86% [2]	Dec-2025	-	-	30,000				30,000
Encore Apartments	2.93%	2.93%	Feb-2026	556	573	590	22,261			23,980
4525 Main Street	2.93%	2.93%	Feb-2026	714	735	757	28,579			30,785
Thames Street Wharf	BSBY+1.30%	2.35% [3]	Sep-2026	1,433	1,972	3,050	62,872			69,327
Constellation Energy Building	BSBY+1.50%	3.86% [2][4]	Nov-2026	-	-	-	175,000			175,000
Southgate Square	L+1.90%	6.29% [2]	Dec-2026	864	864	864	23,603			26,195
Nexton Square	SOFR+1.95%	6.31% [2]	Jun-2027	613	613	613	613	19,743		22,195
Liberty Apartments	SOFR+1.50%	5.86%	Sep-2027	326	345	364	382	19,509		20,926
Greenbrier Square	3.74%	3.74%	Oct-2027	371	385	399	415	18,370		19,940
Lexington Square	4.50%	4.50%	Sep-2028	293	306	320	335	351	12,287	13,892
Red Mill North	4.73%	4.73%	Dec-2028	116	121	127	133	140	3,442	4,079
Greenside Apartments	3.17%	3.17%	Dec-2029	759	780	808	834	861	27,820	31,862
Smith's Landing	4.05%	4.05%	Jun-2035	956	994	1,037	1,081	1,126	10,341	15,535
Edison Apartments	5.30%	5.30%	Dec-2044	384	405	427	450	474	13,423	15,563
The Cosmopolitan	3.35%	3.35%	Jul-2051	876	906	937	968	1,001	36,555	41,243
Total - Secured Stabilized Debt				9,770	35,768	55,995	317,526	61,575	103,868	584,502
Secured Notes Payable - Development Pipeline										
Chronicle Mill	L+3.00%	5.36% [2]	May-2024	-	27,630					27,630
Southern Post	SOFR+2.25%	4.61% [2][4]	Aug-2026	-	-	-	-	-		-
Total - Development Pipeline				-	27,630	-	-	-	-	27,630
Total Secured Notes Payable				9,770	63,398	55,995	317,526	61,575	103,868	612,132
Unsecured Stabilized Debt										
Senior Unsecured Revolving Credit Facility	SOFR+1.30%-1.85%	5.76%	Jan-2027	-	-	-	-	61,000		61,000
M&T Senior Unsecured Term Loan	SOFR+1.25%-1.80%	4.80% [3]	Mar-2027	-	-	-	-	100,000		100,000
Senior Unsecured Term Loan	SOFR+1.25%-1.80%	5.66%	Jan-2028	-	-	-	-	-	31,658	31,658
Senior Unsecured Term Loan	SOFR+1.25%-1.80%	1.80%-4.73% [3]	Jan-2028	-	-	-	-	-	268,342	268,342
Total - Unsecured Stabilized Debt				-	-	-	-	161,000	300,000	461,000
Total Notes Payable Excluding GAAP Adjustments				$9,770	$63,398	$55,995	$317,526	$222,575	$403,868	$1,073,132
Other Notes Payable										6,131
GAAP Adjustments										(11,002)
Total Notes Payable										$1,068,261

(1) *Excludes non-designated interest rate caps.*
(2) *Subject to a rate floor.*
(3) *Includes debt subject to interest rate swap locks.*
(4) *Includes debt subject to designated interest rate caps.*

15

CAPITALIZATION & FINANCIAL RATIOS

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE
AS OF DECEMBER 31, 2022

Debt	% of Total	Principal Balance
Unsecured Credit Facility	6%	$61,000
Unsecured Term Loans	28%	300,000
Mortgages Payable	66%	712,132
Total Debt		$1,073,132

Preferred Equity	Shares	Liquidation Value per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units	Stock Price[1]	Market Value
Common Stock (NYSE: AHH)	77%	67,730	$11.49	$778,218
Operating Partnership Units	23%	20,611	$11.49	236,820
Equity Market Capitalization		88,341		$1,015,038
Total Capitalization				$2,259,255
Enterprise Value				$2,207,390

Financial Ratios	
Debt Service Coverage Ratio[2]	3.2x
Fixed Charge Coverage Ratio[3]	2.6x
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	5.3x
Net Debt Plus Ancillary Debt / Total Adjusted EBITDA	5.9x
Net Debt Plus Preferred / Total Adjusted EBITDA	6.9x
Debt/Total Capitalization	47%

Liquidity[4]	
Cash on hand	$48,139
Availability Under Credit Facility	189,000
Total Liquidity	$237,139



Common Equity 45%
Preferred Equity 8%
Debt 47%

Unencumbered Properties	
% of Total Properties	61%
% of Annualized Base Rent	41%

(1) *As of close of market on 12/30/22.*
(2) *Reflects quarterly Total Adjusted EBITDA divided by total quarterly interest expense and required principal repayment.*
(3) *Reflects quarterly Total Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends.*
(4) *Excludes availability under construction loans.*

16

ACTIVE DEVELOPMENT PROJECTS

$ IN THOUSANDS

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Schedule[1]: Construction Start	Schedule[1]: Initial Occupancy	Schedule[1]: Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants
Chronicle Mill Belmont, NC	Multifamily	238 units / 14,900 sf	93%	1Q21	4Q22	1Q23	$60,000	$35,100	$54,000	85%[3]	
Southern Post Roswell, GA	Mixed-use	137 units / 137,000 sf	23%	4Q21	4Q23	4Q24	119,000	73,600	47,000	100%	
				Total Projects Under Development			$179,000	$108,700	$101,000		

Equity Method Investments

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Equity Requirement	Funded to Date	AHH Ownership %	Anchor Tenants
T. Rowe Price Global HQ Baltimore, MD	Office	553,000 sf office / 20,200 sf retail / 250 parking spaces	93%	2Q22	3Q24	3Q24	$264,000	$44,600	$40,500	50%	T. Rowe Price
Parcel 4 Mixed-Use Baltimore, MD	Mixed-Use	312 units / 12,100 sf retail / 1,250 parking spaces	-	2Q22	3Q24	2Q26	226,000	102,600	32,400	90%[4]	
				Total Unconsolidated JV Development			$490,000	$147,200	$72,900		

	Q4 2022	Year to Date
Capitalized Interest	$1,209	$3,920



T. Rowe Price Global HQ
Baltimore, MD



Southern Post
Roswell, GA

(1) *Represents estimates that may change as the development and redevelopment process proceeds.*
(2) *First fully-stabilized quarter. See same store definition in appendix.*
(3) *Majority interest in joint venture with preferred return.*
(4) *The Company currently owns 78% and holds an option to increase ownership interest to 90%.*

17

18 PREFERRED INVESTMENTS/MEZZANINE $ IN THOUSANDS AS OF DECEMBER 31, 2022 (1) Represents estimates that may change as the development process proceeds. (2) Includes amortization of fees. (3) Preferred equity with economic terms and accounting consistent with a loan receivable. (4) Project sold 12/31/2022. Solis City Park Charlotte, NC The Interlock Atlanta, GA Property Type Estimated Size(1) % Leased or LOI Initial Occupancy Loan Maturity Interest Rate Loan Balance QTD Interest Income/Exit Fee(2) Outstanding Investments The Interlock Atlanta, GA Mixed-use 300,000 sf 90% 1Q21 4Q24 15% $80,544 $2,319 Solis Nexton(3) Summerville, SC Multifamily 320 units NA 4Q22 4Q26 11% - 672 / 2,710 (4) Solis City Park II(3) Charlotte, NC Multifamily 250 units NA 3Q23(1) 1Q28 13% 19,240 484 Solis Gainesville II(3), Gainesville, GA Multifamily 184 units NA 2Q24 4Q26 14% 6,913 205 Total $106,697 $6,390

19 THIRD-PARTY CONSTRUCTION $ IN THOUSANDS Boulders Lakeview Apartments North Chesterfield, VA Q4 2022 Q3 2022 Q2 2022 Q1 2022 Trailing 4 Quarters Revenue $95,912 $69,024 $45,273 $24,650 $234,859 Expense (93,667) (66,252) (43,418) (23,821) (227,158) Gross Profit $2,245 $2,772 $1,855 $829 $7,701 Operating Margin 2.3% 4.0% 4.1% 3.4% 3.3% Third-Party Backlog as of Q4 2022 Beginning Backlog $525,929 New Contracts 236,042 QTD Work Performed (96,406) Ending Backlog $665,565

ACQUISITIONS & DISPOSITIONS

$ IN THOUSANDS

ARMADA HOFFLER

ACQUISITIONS

Properties	Location	Square Feet/Units	Purchase Price	Cash Cap Rate	Purchase Date	Anchor Tenants
2022		606,181 / 103 units	$299,450	6.2%		
Pembroke Square	Virginia Beach, VA	124,181	26,450	7.7%	4Q22	Fresh Market, Nordstrom Rack, DSW
Constellation Energy Building	Baltimore, MD	482,000 / 103 units	273,000 (1)	6.1%	1Q22	Constellation Energy Group
2021		412,075	$64,850	6.9%		
Greenbrier Square	Chesapeake, VA	260,710	36,500	6.3%	3Q21	Kroger, Homegoods, Dick's Sporting Goods
Overlook Village	Asheville, NC	151,365	28,350	7.7%	3Q21	T.J. Maxx|Homegoods, Ross
2020		174 units	$25,700	6.8%		
Edison Apartments	Richmond, VA	174 units	25,700	6.8%	4Q20	
Total/Weighted Average		1,018,256 / 277 units	$390,000	6.4%		

DISPOSITIONS

Properties	Location	Square Feet/Units/Beds	Sale Price	Cash Cap Rate	Disposition Date	Anchor Tenants
2022		275,896 / 1,031 units/beds	$258,261	4.3%		
Sandbridge Outparcels	Virginia Beach, VA	7,233	3,455	4.5%	3Q22	Autozone, Valvoline
Annapolis Junction	Annapolis Junction, MD	416 units	150,000	4.2%	3Q22	
North Pointe Outparcels	Durham, NC	268,663	23,931	4.0%	2Q22	Costco, Home Depot
Summit Place	Charleston, SC	357 beds	37,800	4.8%	2Q22	
Hoffler Place	Charleston, SC	258 beds	43,075	4.1%	2Q22	
2021		128,105 / 568 beds	$90,265	5.2%		
Johns Hopkins Village	Baltimore, MD	568 beds	75,000	5.6%	4Q21	
Courthouse 7-Eleven	Virginia Beach, VA	3,177	3,065	4.5%	4Q21	7-Eleven
Socastee Commons	Myrtle Beach, SC	57,273	3,800	NA (2)	3Q21	
Oakland Marketplace	Oakland, TN	64,538	5,500	7.8%	1Q21	Kroger
Hanbury 7-Eleven	Chesapeake, VA	3,117	2,900	5.5%	1Q21	7-Eleven
2020		645,600	$97,300	7.7%		
Hanbury Walgreens	Chesapeake, VA	14,820	7,300	6.1%	3Q20	Walgreens
Retail Portfolio (7 properties)	Mid-Atlantic	630,780	90,000	7.8%	2Q20	Harris Teeter, Food Lion, Weis Markets, Office Max
Total/Weighted Average		1,049,601 / 1,599 units/beds	$445,826	5.2%		

(1) *Represents 100% of property value of which the Company owns a 90% economic interest.*
(2) *Anchor tenant vacant at time of sale.*

20

21 TOP 20 TENANTS BY ABR(1) $ IN THOUSANDS AS OF DECEMBER 31, 2022 (1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized. (2) Per public sources. Commercial Portfolio Tenant Investment Grade Rating(2) Number of Leases Lease Expiration Annualized Base Rent % of Total Annualized Base Rent Constellation Energy Group ✓ 1 2036 $14,575 8.0% Morgan Stanley ✓ 3 2028 - 2035 7,178 3.9% Harris Teeter/Kroger ✓ 6 2026 - 2035 3,766 2.1% Canopy by Hilton 1 2045 2,846 1.6% Clark Nexsen 1 2029 2,801 1.5% WeWork 1 2034 2,180 1.2% Lowes Foods 2 2037 ; 2039 1,976 1.1% Franklin Templeton ✓ 1 2038 1,861 1.0% Duke University ✓ 1 2029 1,659 0.9% Huntington Ingalls Industries ✓ 1 2029 1,606 0.9% Dick's Sporting Goods ✓ 1 2032 1,553 0.9% PetSmart 5 2025 - 2027 1,527 0.8% TJ Maxx/Homegoods ✓ 5 2023 - 2027 1,519 0.8% Mythics 1 2030 1,260 0.7% Johns Hopkins Medicine ✓ 1 2023 1,213 0.7% Amazon/Whole Foods ✓ 1 2040 1,144 0.6% Ross Dress for Less ✓ 3 2025 - 2027 1,122 0.6% Apex Entertainment 1 2035 1,092 0.6% Bed Bath & Beyond 2 2025 ; 2027 1,084 0.6% Regal Cinemas 2 MTM ; 2024 1,058 0.6% Top 20 Total $53,020 29.1%

22 LEASE SUMMARY (1) Excludes leases from properties in development. OFFICE Renewals For GAAP and Cash Releasing Spread Calc: Quarter Number of Leases Signed Net Rentable SF Signed GAAP Releasing Spread Cash Releasing Spread Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q4 2022 3 200,712 6.1% 1.9% 7.2 $3,435,248 $17.12 Q3 2022 3 22,374 3.3% -3.1% 3.9 117,290 5.24 Q2 2022 3 7,654 13.1% 3.0% 4.6 14,127 1.85 Q1 2022 5 22,985 11.3% 2.6% 4.9 321,154 13.97 Trailing 4 Quarters 14 253,725 6.5% 1.5% 6.6 $3,887,819 $15.32 New Leases (1) Quarter Number of Leases Signed Net Rentable SF Signed Cash Rent per SF Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q4 2022 3 49,719 $30.86 9.6 $5,023,164 $101.03 Q3 2022 1 17,617 26.25 10.0 1,088,088 61.76 Q2 2022 4 18,884 24.20 6.2 595,169 31.52 Q1 2022 2 5,407 29.11 7.7 358,633 66.33 Trailing 4 Quarters 10 91,627 $28.50 8.9 $7,065,054 $77.11 RETAIL Renewals For GAAP and Cash Releasing Spread Calc: Quarter Number of Leases Signed Net Rentable SF Signed GAAP Releasing Spread Cash Releasing Spread Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q4 2022 8 109,384 10.3% 5.4% 5.6 $485,589 $4.44 Q3 2022 18 62,880 10.7% 5.8% 5.3 176,982 2.81 Q2 2022 20 217,381 9.9% 3.5% 7.5 416,696 1.92 Q1 2022 22 199,653 11.8% 3.5% 6.1 251,045 1.26 Trailing 4 Quarters 68 589,298 10.7% 4.4% 6.5 $1,330,312 $2.26 New Leases (1) Quarter Number of Leases Signed Net Rentable SF Signed Cash Rent per SF Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q4 2022 2 6,620 $28.09 9.5 $833,566 $125.92 Q3 2022 10 22,354 25.09 9.0 1,316,282 58.88 Q2 2022 11 40,190 18.62 8.2 1,248,190 31.06 Q1 2022 5 19,680 28.15 11.6 1,753,363 89.09 Trailing 4 Quarters 28 88,844 $23.07 9.2 $5,151,401 $57.98

LEASE EXPIRATIONS(1)

AS OF DECEMBER 31, 2022

ARMADA HOFFLER

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	68,766	3.3%	$ -	-
M-T-M	2	1,623	0.1%	63,329	0.1%
2022	-	-	-	-	-
2023	7	61,898	2.9%	1,693,941	2.8%
2024	13	142,077	6.7%	3,862,140	6.3%
2025	20	156,165	7.4%	4,800,586	7.9%
2026	11	54,355	2.6%	1,442,176	2.4%
2027	18	131,322	6.2%	3,727,300	6.1%
2028	14	113,036	5.4%	3,301,082	5.4%
2029	11	297,348	14.1%	8,173,497	13.4%
2030	10	149,487	7.1%	4,358,881	7.1%
2031	4	20,270	1.0%	576,476	0.9%
2032	3	6,214	0.3%	182,795	0.3%
Thereafter	8	909,362	42.9%	28,958,630	47.3%
Total / Weighted Average	121	2,111,923	100.0%	$61,140,833	100.0%

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	83,600	2.1%	$ -	-
M-T-M	4	51,737	1.3%	340,578	0.5%
2022	1	1,200	-	37,818	0.1%
2023	47	183,357	4.7%	4,127,714	5.8%
2024	85	420,397	10.7%	7,990,879	11.3%
2025	94	501,116	12.8%	8,817,185	12.4%
2026	82	450,350	11.5%	9,049,900	12.8%
2027	75	470,148	12.0%	8,741,304	12.3%
2028	46	246,109	6.3%	4,953,704	7.0%
2029	31	115,967	3.0%	2,465,625	3.5%
2030	46	260,461	6.7%	5,818,903	8.2%
2031	30	271,334	6.9%	4,894,065	6.9%
2032	24	289,109	7.4%	4,670,093	6.6%
Thereafter	33	571,116	14.6%	9,018,015	12.6%
Total / Weighted Average	598	3,916,001	100.0%	$70,925,783	100.0%

(1) *Excludes leases from properties in development and delivered, but not yet stabilized.*

23

24Town Center Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

25 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of December 31, 2022, for in-place leases as of such date by (b) 12, and do not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of December 31, 2022. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. DEFINITIONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, and proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) revenue for the quarter ended by (b) 4.

26 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements, termination fees and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. DEFINITIONS FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association 1996 measurement guidelines.

27 DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of the last day of the quarter, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) average of the number of occupied units/beds on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units/beds available as of such date, expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, amortization of payments made to purchase interest rate caps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO. PROPERTY/STABILIZED PROPERTY ADJUSTED EBITDA: We calculate Property Adjusted EBITDA as EBITDA coming solely from our operating properties. When referring to Stabilized Property Adjusted EBITDA, we exclude certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up. We generally consider a property to be stabilized upon the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Management believes that Stabilized Property Adjusted EBITDA provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Stabilized Property Adjusted EBITDA or similarly titled measures.

28 DEFINITIONS STABILIZED PROPERTY DEBT: We calculate Stabilized Property Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured line of credit. TOTAL ADJUSTED EBITDA: We calculate Total Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is not considered stabilized.

PROPERTY PORTFOLIO

AS OF DECEMBER 31, 2022

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Year Built / Redeveloped	Net Rentable SF	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF[(1)]	Anchor Tenant(s)
Town Center of Virginia Beach							
249 Central Park Retail	Virginia Beach, VA	2004	92,456	100.0%	$2,562,965	$27.72	Cheesecake Factory, Brooks Brothers
Apex Entertainment	Virginia Beach, VA	2002/2020	103,335	100.0%	1,545,919	14.96	Apex Entertainment, USI
Columbus Village	Virginia Beach, VA	2013/2020	62,207	100.0%	1,899,747	30.54	Barnes & Noble, CAVA, Shake Shack, Five Below, Ulta
Columbus Village II	Virginia Beach, VA	1996	92,061	96.7%	978,078	10.98	BB&B, Regal
Commerce Street Retail	Virginia Beach, VA	2008	19,173	100.0%	963,746	50.27	Yard House
Fountain Plaza Retail	Virginia Beach, VA	2004	35,961	93.7%	1,101,937	32.69	Ruth's Chris, Nando's
Pembroke Square	Virginia Beach, VA	1966/2015	124,181	100.0%	2,096,262	16.88	Fresh Market, Nordstrom Rack, DSW
Premier Retail	Virginia Beach, VA	2018	39,015	86.8%	1,140,886	33.70	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	2002	38,515	100.0%	1,003,080	26.04	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	2007	11,594	100.0%	407,396	35.14	Rocket Title, Legal Sea Foods
Grocery Anchored							
Broad Creek Shopping Center[(2)]	Norfolk, VA	2001	121,504	95.7%	$2,210,002	$19.00	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	1980	115,059	98.2%	1,354,680	11.99	Kroger
Brooks Crossing Retail	Newport News, VA	2016	18,349	78.3%	219,975	15.31	Various Small Shops (grocery shadow)
Delray Beach Plaza[(2)]	Delray Beach, FL	2021	87,207	100.0%	2,997,459	34.37	Whole Foods
Greenbrier Square	Chesapeake, VA	2017	260,710	95.4%	2,486,750	10.00	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	2014	15,719	92.6%	325,081	22.33	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	2009	98,638	100.0%	2,007,780	20.36	Harris Teeter
Lexington Square	Lexington, SC	2017	85,440	98.3%	1,860,608	22.15	Lowes Foods
Market at Mill Creek	Mt. Pleasant, SC	2018	80,319	97.7%	1,841,264	23.46	Lowes Foods
North Pointe Center	Durham, NC	2009	226,083	100.0%	2,923,017	12.93	Harris Teeter
Parkway Centre	Moultrie, GA	2017	61,200	100.0%	850,761	13.90	Publix
Parkway Marketplace	Virginia Beach, VA	1998	37,804	100.0%	780,481	20.65	Rite Aid (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	2001	74,256	98.0%	1,245,907	17.13	Safeway
Sandbridge Commons	Virginia Beach, VA	2015	69,417	100.0%	943,064	13.59	Harris Teeter
Tyre Neck Harris Teeter[(2)]	Portsmouth, VA	2011	48,859	100.0%	559,948	11.46	Harris Teeter
Regional Centers							
Dimmock Square	Colonial Heights, VA	1998	106,166	79.0%	$1,559,633	$18.59	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	1999	49,000	100.0%	717,850	14.65	Regal Cinemas
Marketplace at Hilltop[(2)]	Virginia Beach, VA	2001	116,953	100.0%	2,797,454	23.92	Total Wine, Panera, Chick-Fil-A
Nexton Square	Summerville, SC	2020	133,608	100.0%	3,479,320	26.04	Various Small Shops
North Hampton Market	Taylors, SC	2004	114,954	97.9%	1,503,219	13.36	PetSmart, Hobby Lobby
Overlook Village	Asheville, NC	1990	151,365	100.0%	2,197,835	14.52	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	2004	160,942	97.9%	2,472,240	15.69	BB&B, PetSmart, DSW
Providence Plaza	Charlotte, NC	2008	103,118	100.0%	3,059,505	29.67	Cranfill, Sumner & Hartzog, Chipotle
Red Mill Commons	Virginia Beach, VA	2005	373,808	96.6%	6,840,888	18.94	Homegoods, Walgreens
Southgate Square	Colonial Heights, VA	2016	260,131	100.0%	3,755,046	14.44	Burlington, PetSmart, Michaels, Conn's
South Square	Durham, NC	2005	109,590	100.0%	1,984,616	18.11	Ross, Petco, Office Depot
Southshore Shops	Chesterfield, VA	2006	40,307	97.5%	820,402	20.87	Buffalo Wild Wings
Wendover Village	Greensboro, NC	2004	176,997	98.8%	3,430,982	19.63	T.J. Maxx, Petco, Beauty World
Total Retail Portfolio			3,916,001	97.9%	$70,925,783	$18.51	

29

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.

PROPERTY PORTFOLIO CONT.

AS OF DECEMBER 31, 2022

ARMADA HOFFLER

Office Properties- Stabilized	Location	Net Rentable SF	Year Built	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach							
4525 Main Street	Virginia Beach, VA	235,088	2014	100.0%	$7,144,928	$30.39	Clark Nexsen, Anthropologie, Mythics
Armada Hoffler Tower[3]	Virginia Beach, VA	315,916	2002	98.7%	9,551,515	30.62	AHH, Troutman Pepper, Williams Mullen, Morgan Stanley
One Columbus	Virginia Beach, VA	129,066	1984	98.3%	3,243,789	25.56	Truist, HBA
Two Columbus	Virginia Beach, VA	108,459	2009	98.1%	2,926,307	27.51	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront							
Constellation Office	Baltimore, MD	482,317	2016	97.1%	$15,192,121	$32.44	Constellation Energy Group
Thames Street Wharf[3]	Baltimore, MD	263,426	2010	100.0%	7,655,559	29.06	Morgan Stanley, JHU Medical
Wills Wharf[2]	Baltimore, MD	327,991	2020	90.8%	9,046,394	30.39	Canopy by Hilton, Transamerica, RBC, Franklin Templeton
Other							
Brooks Crossing Office	Newport News, VA	98,061	2019	100.0%	$1,925,167	$19.63	Huntington Ingalls Industries
One City Center	Durham, NC	151,599	2019	89.3%	4,455,053	32.89	Duke University, WeWork
Stabilized Office Total		2,111,923		96.7%	$61,140,833	$29.92	

Multifamily Properties- Stabilized	Location	Units	Year Built / Redeveloped	Occupancy[1]	AQR[1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach						
Encore Apartments	Virginia Beach, VA	286	2014	95.6%	$5,605,860	$1,709
Premier Apartments	Virginia Beach, VA	131	2018	98.0%	2,830,644	1,837
The Cosmopolitan[4]	Virginia Beach, VA	342	2006/2020	94.6%	8,566,536	2,207
Harbor Point - Baltimore Waterfront						
1405 Point[2][4]	Baltimore, MD	289	2018	94.1%	$8,463,276	$2,593
1305 Dock Street	Baltimore, MD	103	2016	92.9%	2,844,720	2,477
Other						
Edison Apartments[4]	Richmond, VA	174	2014	96.0%	$3,028,380	$1,511
Greenside Apartments	Charlotte, NC	225	2018	97.5%	4,755,864	1,807
Liberty Apartments[4]	Newport News, VA	197	2013	97.0%	3,645,264	1,590
Smith's Landing[2]	Blacksburg, VA	284	2009	97.4%	5,546,400	1,671
Gainesville Apartments	Gainesville, GA	223	2022	98.2%	4,838,964	1,841
Multifamily Total		2,254		96.1%	$50,125,908	$1,928

(1) *See appendix for definitions.*
(2) *The Company leases all or a portion of the land underlying this property pursuant to a ground lease.*
(3) *The Company occupies 55,390 square feet at these two properties at an ABR of $1.8M, or $33.32 per leased square foot, which are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.*
(4) *The ABR for Liberty, Cosmopolitan, Edison, and 1405 Point excludes approximately $0.2M, $1.0M, $0.3M and $0.4M, respectively, from ground floor retail leases.*

30

RECONCILIATION OF DEBT & EBITDA

$ IN THOUSANDS

ARMADA HOFFLER

	Three Months Ended			
	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Property Net Operating Income	$37,689	$35,542	$36,702	$36,562
Property Other Income (Expense), Net	(120)	(30)	(190)	104
Amortization of Right of Use Assets	(277)	(278)	(277)	(278)
Impairment of Intangible Assets and Liabilities	(83)	-	(85)	(47)
Property Adjusted EBITDA	$37,209	$35,234	$36,150	$36,341
Acquisition	217	-	-	826
Disposition	-	(368)	(496)	-
Development	(12)	-	(771)	(674)
Stabilized Portfolio Adjusted EBITDA	$37,414	$34,866	$34,883	$36,493
Construction Gross Profit	2,245	2,772	1,855	829
Corporate G&A	(3,451)	(3,708)	(3,446)	(4,552)
Non-Cash Stock Comp	562	614	506	1,609
Acquisition, Development & Other Pursuit Costs	-	-	(26)	(11)
Interest Income	6,562	3,487	3,350	3,568
Other Income (Expense), Net	28	5	89	(31)
Add Back: Unstabilized Development	12	-	771	674
Total Adjusted EBITDA	$43,372	$38,036	$37,982	$38,579
Stabilized Property Debt	584,502	684,704	768,852	812,703
Add Unsecured Property Debt	207,103	-	-	-
Stabilized Portfolio Debt	$791,605	$684,704	$768,852	$812,703
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	5.3x	4.9x	5.5x	5.6x
Total Debt[(1)]	1,073,132	1,042,955	1,165,108	1,179,296
Cash	(51,865)	(59,565)	(76,412)	(39,486)
Net Debt	$1,021,267	$983,390	$1,088,696	$1,139,810
Net Debt Plus Ancillary Debt/Total Adjusted EBITDA	5.9x	6.5x	7.2x	7.4x
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	$1,192,352	$1,154,475	$1,259,781	$1,310,895
Net Debt + Preferred /Total Adjusted EBITDA	6.9x	7.6x	8.3x	8.5x

(1) *Excludes GAAP adjustments.*

31

32 QUARTER TO DATE(1) $ IN THOUSANDS AS OF DECEMBER 31, 2022 CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired and/or disposed properties. (2) Represents recurring capital expenditures. YEAR TO DATE(1) Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $418 - $449 $493 $1,020 - $2,380 Office 122 - 378 - 660 - 1,160 Multifamily 4 - 503 - 989 279 1,775 Total Portfolio $544 - $1,330 $493 $2,669 $279 $5,315 Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $1,831 - $2,665 $1,056 $4,317 - $9,869 Office 1,732 - 1,206 - 1,898 - 4,836 Multifamily 2 - 730 126 3,431 1,060 5,349 Total Portfolio $3,565 - $4,601 $1,182 $9,646 $1,060 $20,054

33 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three months ended 12/31 Year Ended 12/31 2022 2021 2022 2021 Office Same Store Rental revenues $10,845 $10,213 $41,705 $40,965 Property expenses 4,107 3,677 15,326 14,513 NOI 6,738 6,536 26,379 26,452 Non-Same Store NOI(1) 6,150 520 21,322 2,387 Segment NOI $12,888 $7,056 $47,701 $28,839 Retail Same Store Rental revenues $21,733 $20,602 $73,436 $69,256 Property expenses 5,344 5,189 18,400 17,636 NOI 16,389 15,413 55,036 51,620 Non-Same Store NOI(1) 85 (26) 8,666 6,024 Segment NOI $16,474 $15,387 $63,702 $57,644 Multifamily Same Store Rental revenues $11,197 $10,609 $44,098 $41,008 Property expenses 4,234 3,951 16,858 16,226 NOI 6,963 6,658 27,240 24,782 Non-Same Store NOI(1) 1,364 3,169 7,852 12,529 Segment NOI $8,327 $9,827 $35,092 $37,311 Total Property Portfolio NOI $37,689 $32,270 $146,495 $123,794

RECONCILIATION TO GAAP NET INCOME

$ IN THOUSANDS

ARMADA HOFFLER

Three Months Ended 12/31/2022

		Office		Retail		Multifamily		Total Rental Properties		General Contracting & Real Estate Services		Total
Segment revenues	$	20,012	$	22,146	$	13,534	$	55,692	$	95,912	$	151,604
Segment expenses		7,125		5,673		5,205		18,003		93,667		111,670
Net operating income	$	12,887	$	16,473	$	8,329	$	37,689	$	2,245	$	39,934
Depreciation and amortization												(18,109)
General and administrative expenses												(3,512)
Acquisition, development and other pursuit costs												-
Impairment charges												(83)
Gain (loss) on real estate dispositions												42
Interest income												6,568
Interest expense												(10,933)
Loss on extinguishment of debt												(475)
Unrealized credit loss release (provision)												232
Amortization of right-of-use assets - finance leases												(277)
Change in fair value of derivatives and other												1,186
Other income (expense)												(37)
Income tax benefit (provision)												5
Net income											$	14,541
Net loss (income) attributable to noncontrolling interest in investment entities												(137)
Preferred stock dividends												(2,887)
Net income attributable to AHH and OP unitholders											$	11,517

Year Ended 12/31/2022

		Office		Retail		Multifamily		Total Rental Properties		General Contracting & Real Estate Services		Total
Segment revenues	$	74,036	$	86,344	$	58,914	$	219,294	$	234,859	$	454,153
Segment expenses		26,335		22,642		23,822		72,799		227,158		299,957
Net operating income	$	47,701	$	63,702	$	35,092	$	146,495	$	7,701	$	154,196
Depreciation and amortization												(72,974)
General and administrative expenses												(15,691)
Acquisition, development and other pursuit costs												(37)
Impairment charges												(416)
Gain (loss) on real estate dispositions												53,466
Interest income												16,978
Interest expense												(39,680)
Unrealized credit loss release (provision)												(626)
Amortization of right-of-use assets - finance leases												(1,110)
Loss on extinguishment of debt												(3,374)
Change in fair value of derivatives and other												8,698
Other income (expense)												378
Income tax benefit (provision)												145
Net income											$	99,953
Net loss attributable to noncontrolling interest in investment entities												(5,948)
Preferred stock dividends												(11,548)
Net income attributable to AHH and OP unitholders											$	82,457

34

35 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA $ IN THOUSANDS Three Months Ended 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Net income attributable to common stockholders and OP unitholders $11,517 $33,899 $27,752 $9,289 Excluding: Depreciation and amortization 18,109 17,527 18,781 18,557 Loss (gain) on real estate dispositions (42) (33,931) (19,493) - Impairment of real estate assets - - 201 - Income tax provision (benefit) (5) 181 (20) (301) Interest expense 10,933 10,345 9,371 9,031 Change in fair value of derivatives and other (1,186) (782) (2,548) (4,182) Preferred dividends 2,887 2,887 2,887 2,887 Loss on extinguishment of debt 475 2,123 618 158 Unrealized credit loss provision (release) (232) (42) 295 605 Investment Entities 137 5,583 128 100 Non-cash stock compensation 562 614 506 1,609 Adjusted EBITDA $43,155 $38,404 $38,478 $37,753 Dispositions - (368) (496) - Acquisitions (full quarter) 217 - - 826 Total Adjusted EBITDA $43,372 $38,036 $37,982 $38,579 Construction Gross Profit (2,245) (2,772) (1,855) (829) Corporate G&A 3,451 3,708 3,446 4,552 Non-Cash Stock Comp (562) (614) (506) (1,609) Acquisition, Development & Other Pursuit Costs - - 26 11 Interest income (6,562) (3,487) (3,350) (3,568) Other income (expense), net (28) (5) (89) 31 Add Back: Unstabilized Development (12) - (771) (674) Stabilized Portfolio Adjusted EBITDA $37,414 $34,866 $34,883 $36,493 Acquisition (217) - - (826) Disposition - 368 496 - Development 12 - 771 674 Property Adjusted EBITDA $37,209 $35,234 $36,150 $36,341